SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                       FOR THE QUARTER ENDED JUNE 30, 2004


This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                            PRIME GROUP REALTY TRUST
                               SECOND QUARTER 2004

                                      INDEX
--------------------------------------------------------------------------------

                                                                            Page
Investor Information ........................................................  1
Capital Structure ...........................................................  2
Financial Highlights ........................................................  3
Debt Schedule ...............................................................  6
Scheduled Principal Payments and Debt Maturities ............................  8
Property Summary ............................................................  9
Annualized Base Rent by Property Type ....................................... 12
Tenant Improvements, Leasing Commissions, and Capital Expenditures .......... 13
Same-Store Operating Income and Net Operating Income Comparison ............. 14
Leasing Activity ............................................................ 17
Tenant Retention ............................................................ 19
Office Lease Expiration Schedule ............................................ 21
Industrial Lease Expiration Schedule ........................................ 22
Joint Venture Office Lease Expiration Schedule .............................. 23
Largest Tenants ............................................................. 24
Portfolio by North American Industry Classification System (NAICS) Code ..... 25
Board of Trustees and Officers .............................................. 26

                            PRIME GROUP REALTY TRUST
                               SECOND QUARTER 2004

                              INVESTOR INFORMATION
--------------------------------------------------------------------------------


CORPORATE HEADQUARTERS:             STOCK EXCHANGE LISTING AND TRADING SYMBOLS:
----------------------------------  --------------------------------------------
77 West Wacker Drive, Suite 3900    New York Stock Exchange
Chicago, Illinois 60601             Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300           Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


INVESTOR RELATIONS:                 TRANSFER AGENT SERVICES:
----------------------------------  --------------------------------------------
Telephone: (312) 917-8788           LaSalle National Bank
Facsimile:  (312) 917-1597          Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


INDEPENDENT PUBLIC ACCOUNTANTS:     RESEARCH COVERAGE:
----------------------------------  --------------------------------------------
Ernst & Young, LLP                  Company: Legg Mason Wood Walker, Inc.
Chicago, Illinois                   Analysts: David M. Fick (410) 454-5018
                                              Kenneth S. Weinberg (410) 454-5175

                            PRIME GROUP REALTY TRUST
                               SECOND QUARTER 2004

                      CAPITAL STRUCTURE AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

DEBT:
------
Mortgages and Notes Payable                                                                        $ 452,525,000
Mortgages and Notes Payable Related to Properties Held for Sale                                       40,404,000
Bonds Payable Related to Properties Held for Sale                                                     24,900,000
                                                                                                   -------------
  TOTAL DEBT                                                                                       $ 517,829,000
                                                                                                   =============

EQUITY:                                                               SHARES          CLOSING
-------                                                             OUTSTANDING        PRICE
                                                                    -----------       --------
Common Shares                                                        23,681,371        $ 5.28      $ 125,037,639
Operating Partnership Units                                           3,076,586          5.28         16,244,374
Series B Preferred Shares and Accrued Distributions                                                  113,500,000
                                                                                                   -------------
  TOTAL EQUITY                                                                                     $ 254,782,013
                                                                                                   =============


TOTAL MARKET CAPITALIZATION                                                                        $ 772,611,013
                                                                                                   =============



                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   THREE MONTHS ENDED
                                                         ------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS:(1)                JUN 30, 2004    MAR 31, 2004  DEC 31, 2003   SEP 30, 2003   JUN 30, 2003
                                                         -------------- -------------  -------------  -------------  ------------
Rental Revenue and Tenant Reimbursements                 $ 27,186,000   $ 32,999,000   $ 31,220,000   $ 42,925,000   $ 41,656,000
Lease Termination Fees                                           --          436,000        531,000        366,000      1,514,000
Other Revenue                                               1,870,000      2,258,000      1,555,000      2,559,000      1,873,000
                                                         ------------   ------------   ------------   -------------  ------------
Total Revenue                                              29,056,000     35,693,000     33,306,000     45,850,000     45,043,000
Provision for Asset Impairment                                   --             --      (44,453,000)      (900,000)          --
Other Expenses                                            (23,189,000)   (29,829,000)   (25,043,000)   (35,057,000)   (35,077,000)
                                                         ------------   ------------   ------------   -------------  ------------
Operating Income                                            5,867,000      5,864,000    (36,190,000)     9,893,000      9,966,000
Other Income                                               (4,212,000)    (2,633,000)    (3,684,000)       366,000      1,723,000
Interest Expense                                           (7,205,000)    (8,526,000)    (9,695,000)   (13,928,000)   (14,464,000)
Amortization of Deferred Financing Costs                     (422,000)      (564,000)    (3,562,000)    (1,027,000)    (1,328,000)
                                                         ------------   ------------   ------------   -------------  ------------
Loss from Continuing Operations before Minority Interests  (5,972,000)    (5,859,000)   (53,131,000)    (4,696,000)    (4,103,000)
Minority Interests                                          1,043,000        877,000      6,370,000        804,000      2,238,000
                                                         ------------   ------------   ------------   -------------  ------------
Loss from Continuing Operations                            (4,929,000)    (4,982,000)   (46,761,000)    (3,892,000)    (1,865,000)
Discontinued Operations Net of Minority Interests              28,000           --           76,000         16,000      1,984,000
Loss on Sales of Real Estate                                  (61,000)       (18,000)      (646,000)          --             --
                                                         ------------   ------------   ------------   -------------  ------------
Net Income/(Loss)                                          (4,962,000)    (5,000,000)   (47,331,000)    (3,876,000)       119,000
Net Income Allocated to Preferred Shareholders             (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)
                                                         ------------   ------------   ------------   -------------  ------------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS                $ (7,212,000)  $ (7,250,000)  $(49,581,000)  $ (6,126,000)  $ (2,131,000)
                                                         ============   ============   ============   ============   =============
NET LOSS PER WEIGHTED AVERAGE SHARE
  AVAILABLE TO COMMON SHAREHOLDERS                       $      (0.30)  $      (0.31)  $      (2.10)  $      (0.26)  $      (0.12)
                                                         ============   ============   ============   ============   ============



(1)  Prior period results are presented as they were originally reported and do not reflect reclassifications related to events that occurred subsequent to the respective report dates.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
FUNDS FROM OPERATIONS:(1)                             JUN 30, 2004   MAR 31, 2004   DEC 31, 2003    SEP 30, 2003  JUN 30, 2003
---------------------                                 ------------   ------------   -------------   ------------- -------------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS             $ (7,212,000)  $ (7,250,000)  $ (49,581,000)  $(6,126,000)  $ (2,131,000)
Real Estate Depreciation and Amortization                5,149,000      7,187,000       7,407,000     9,365,000      9,615,000
Amortization of Costs for Leases Assumed                    72,000         72,000         169,000       675,000        748,000
Joint Venture Adjustments                                4,490,000      4,388,000       4,726,000       873,000        871,000
Adjustment for Discontinued Operations                   1,394,000           --             4,000         2,000       (593,000)
Gain on Sale of Operating Property, Net of
  Minority Interests                                       117,000           --              --            --             --
Minority Interests                                      (1,043,000)      (877,000)     (6,370,000)     (804,000)    (2,238,000)
                                                      ------------   ------------   -------------   -----------   ------------
FUNDS FROM OPERATIONS AVAILABLE TO
  COMMON SHARE/UNIT HOLDERS                           $  2,967,000   $  3,520,000   $ (43,645,000)  $ 3,985,000   $  6,272,000
                                                      ============   ============   =============   ===========   ============
FUNDS FROM OPERATIONS PER WEIGHTED AVERAGE SHARE
  AVAILABLE TO COMMON SHARE/UNIT HOLDERS              $       0.11   $       0.13   $       (1.63)  $      0.15   $       0.23
                                                      ============   ============   =============   ===========   ============


                                                                                   THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS:                JUN 30, 2004   MAR 31, 2004   DEC 31, 2003    SEP 30, 2003  JUN 30, 2003
-------------------------------------                 ------------   ------------   -------------   ------------- -------------
Net Cash Provided by/(Used in) Operating Activities   $ 10,725,000   $ (3,019,000)  $ (10,700,000)  $   883,000   $ 18,425,000
Net Cash Provided by/(Used in) Investing Activities     57,319,000     (2,443,000)    320,243,000    (3,908,000)    61,115,000
Net Cash Provided by/(Used in) Financing Activities    (62,827,000)     5,586,000    (286,429,000)    3,833,000    (77,970,000)
                                                      ------------   ------------   -------------   -----------   ------------
Net Increase in Cash and Cash Equivalents                5,217,000        124,000      23,114,000       808,000      1,570,000
Cash and Cash Equivalents at Beginning of the Period    32,732,000     32,608,000       9,494,000     8,686,000      7,116,000
                                                      ------------   ------------   -------------   -----------   ------------
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD        $ 37,949,000   $ 32,732,000   $  32,608,000   $ 9,494,000   $  8,686,000
                                                      ============   ============   =============   ===========   ============

(1) Prior period results are presented as they were originally reported and do not reflect reclassifications related to events that occurred subsequent to the respective report dates.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   AS OF
                                                      -------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS:                          JUN 30, 2004   MAR 31, 2004   DEC 31, 2003    SEP 30, 2003  JUN 30, 2003
---------------------------                           ------------   ------------   -------------   ------------- -------------

TOTAL ASSETS                                           $870,596,000  $934,135,000  $948,781,000  $1,331,485,000  $1,320,612,000
                                                       ============  ============  ============  ==============  ==============
Mortgages, Notes, Bonds and Construction
   Financing Payable                                   $517,829,000  $578,406,000  $572,820,000  $  614,447,000  $  853,671,000
Other Liabilities                                        82,292,000    77,944,000    90,820,000     379,214,000     125,506,000
Minority Interests                                       19,947,000    20,924,000    21,803,000      28,245,000      29,047,000
Shareholders' Equity                                    250,528,000   256,861,000   263,338,000     309,579,000     312,388,000
                                                       ------------  ------------  ------------  --------------  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $870,596,000  $934,135,000  $948,781,000  $1,331,485,000  $1,320,612,000
                                                       ============  ============  ============  ==============  ==============

                                                                                   THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
COMMON STOCK (PGE) DATA:                              JUN 30, 2004   MAR 31, 2004   DEC 31, 2003    SEP 30, 2003  JUN 30, 2003
---------------------                                 ------------   ------------   -------------   ------------- -------------
High Closing Price                                     $       6.48  $       6.71  $       6.55  $         7.00  $         6.95
Low Closing Price                                      $       5.06  $       6.06  $       5.97  $         6.00  $         5.19
Average Closing Price                                  $       5.55  $       6.29  $       6.25  $         6.31  $         6.23
End of Period Closing Price                            $       5.28  $       6.44  $       6.27  $         6.65  $         5.80
Outstanding Common Shares (end of period)                23,681,371    23,671,996    23,670,522      23,670,522      23,670,522
Outstanding Operating Partnership Units (end of period)   3,076,586     3,076,586     3,076,586       3,076,586       3,076,586

                                                                                   THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
SERIES B PREFERRED (PGEPRB) DATA:                     JUN 30, 2004   MAR 31, 2004   DEC 31, 2003    SEP 30, 2003  JUN 30, 2003
---------------------                                 ------------   ------------   -------------   ------------- -------------
High Closing Price                                     $      25.42  $      25.79  $      24.35  $        21.25  $        17.30
Low Closing Price                                      $      23.33  $      23.85  $      22.05  $        17.36  $        15.40
Average Closing Price                                  $      24.39  $      24.40  $      22.99  $        19.73  $        16.51
End of Period Closing Price                            $      24.20  $      25.79  $      24.35  $        21.25  $        17.30
Outstanding Series B Preferred Shares (end of period)     4,000,000     4,000,000     4,000,000       4,000,000       4,000,000


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                  DEBT SCHEDULE AS OF JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      MAXIMUM
                                                                                                      INTEREST            MATURITY
                                                                              PRINCIPAL     INTEREST  RATE WITH  MATURITY DATE WITH
   COLLATERAL                           LENDER                   DEBT TYPE    BALANCE       RATE      HEDGE      DATE     EXTENSIONS
-------------------------------- ----------------------------   -----------  -------------  --------  --------- --------- ----------
FIXED RATE DEBT:
----------------
Continental Towers(1)            Prudential C Life               Senior      $  66,835,000     7.22%             01/05/13
Various                          CIBC Oppenheimer/GMAC           Senior         15,450,000     7.17%             05/01/08
Various                          CIBC Oppenheimer/Midland        Senior         14,557,000     7.17%             05/01/08
Various                          CIBC Oppenheimer/Key            Senior         13,974,000     7.17%             05/01/08
Narco River Business Center      CIBC Oppenheimer                Senior          2,646,000     8.68%             12/01/09
Brush Hill Office Court          Deutsche Banc Mortgage Capital  Senior          7,952,000     8.76%             01/01/10
7100 Madison Avenue              Greenwich Capital               Senior          3,792,000     8.44%             05/01/10
Jorie Plaza                      LaSalle Bank, N.A.              Senior         22,213,000     8.33%             12/01/10
208 South LaSalle Street         Capital Company of America      Senior         42,891,000     7.79%             04/11/13
Enterprise Office Center II      Deutsche Banc Mortgage Capital  Senior          5,834,000     7.63%             03/01/11
555 Kirk Road/1543 Abbott Drive  LaSalle Bank, N.A.              Senior          2,331,000     7.35%             04/30/05
180 North LaSalle Street         Greenwich Capital               Senior         66,711,000     5.43%             02/01/11
                                                                             -------------
  TOTAL FIXED RATE DEBT                                                      $ 265,186,000
                                                                             =============
VARIABLE RATE DEBT:
-------------------
180 North LaSalle Street         Fleet/Bank of America           Mezzanine   $  11,300,000     8.24%   11.50%    11/15/04
IBM Plaza                        Lehman Brothers Bank FSB        Senior        130,212,000     3.70%    8.03%    03/09/06  03/09/08
IBM Plaza                        Lehman Brothers Bank FSB        Mezzanine      64,788,000     7.70%   12.30%    03/09/06  03/09/08
Jorie Plaza/208 South LaSalle    Fleet/Bank of America           Mezzanine      11,900,000     8.11%   14.50%    11/15/04
Street
1455 Sequoia Drive               LaSalle Bank, N.A.              Senior          5,558,000     3.60%             08/30/04


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                  DEBT SCHEDULE AS OF JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      MAXIMUM
                                                                                                      INTEREST            MATURITY
                                                                              PRINCIPAL     INTEREST  RATE WITH  MATURITY DATE WITH
   COLLATERAL                           LENDER                   DEBT TYPE    BALANCE       RATE      HEDGE      DATE     EXTENSIONS
-------------------------------- ----------------------------   -----------   ------------  --------  --------- --------- ----------
VARIABLE RATE DEBT (CONTINUED):
-------------------------------
200 South Mitchell Court        Corus Bank                       Senior          3,985,000     5.00%             09/01/05
Enterprise I - Enterprise VI    Indiana Industrial Bonds         Senior         24,900,000     3.49%             01/02/07
                                                                             -------------
  TOTAL VARIABLE RATE DEBT                                                   $ 252,643,000
                                                                             =============
TOTAL DEBT                                                                   $ 517,829,000
                                                                             =============
NON-CONSOLIDATED DEBT:
----------------------
77 West Wacker Drive             Merrill Lynch                   Senior      $ 166,000,000     5.70%             11/01/13
Bank One Center                  Helaba Bank                     Senior        251,228,000     5.47%             10/01/10
Thistle Landing                  Wells Fargo                     Senior         24,118,000     5.50%             11/30/05
                                                                             -------------
TOTAL NON-CONSOLIDATED DEBT                                                  $ 441,346,000
                                                                             =============


(1)  The maturity date for the Continental Towers senior loan is contingent upon execution of the Reset Amendment on or before
     April 30, 2005 as described in the Promissory Note and Subordination and Intercreditor Agreement.


                            PRIME GROUP REALTY TRUST
                              SECOND QUARTER 2004

                SCHEDULED PRINCIPAL PAYMENTS AND DEBT MATURITIES
--------------------------------------------------------------------------------


DEBT RETIRED ON INITIAL MATURITY DATES:
---------------------------------------

                 SCHEDULED
                 PRINCIPAL            DEBT                             PERCENT
   YEAR(2)       PAYMENTS          MATURITIES           TOTAL(1)       OF DEBT
-----------     ------------       ------------       ------------   ----------
      2004       $ 2,547,000       $ 28,358,000       $ 30,905,000         6.0%
      2005         4,488,000          6,190,000         10,678,000         2.1%
      2006         4,753,000        195,000,000        199,753,000        38.6%
      2007         5,102,000         24,900,000         30,002,000         5.8%
      2008         4,888,000         41,259,000         46,147,000         8.9%
Thereafter        18,348,000        181,996,000        200,344,000        38.7%
                 -----------       ------------       ------------   -----------
Total            $40,126,000       $477,703,000       $517,829,000       100.0%
                 ===========       ============       ============   ===========



EXTENSION OPTIONS EXERCISED:
----------------------------

                 SCHEDULED
                 PRINCIPAL            DEBT                             PERCENT
   YEAR(2)       PAYMENTS          MATURITIES           TOTAL(1)       OF DEBT
-----------     ------------       ------------       ------------   ----------
      2004       $ 2,547,000       $ 28,358,000       $ 30,905,000         6.0%
      2005         4,488,000          6,190,000         10,678,000         2.1%
      2006         4,753,000               --            4,753,000         0.9%
      2007         5,102,000         24,900,000         30,002,000         5.8%
      2008         4,888,000        236,259,000        241,147,000        46.6%
Thereafter        18,348,000        181,996,000        200,344,000        38.7%
                 -----------       ------------       ------------   ----------
Total            $40,126,000       $477,703,000       $517,829,000       100.0%
                 ===========       ============       ============   ===========


(1)  Total for debt in place as of June 30, 2004.
(2)  2004 includes the period July 1, 2004 through December 31, 2004.

                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                PROPERTY SUMMARY AS OF JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OCCUPIED
                                                            YEAR BUILT/     NET RENTABLE  SQUARE FEET ----------------------------
               PROPERTY              CITY/STATE             RENOVATED       SQUARE FEET   OCCUPIED    6/30/04   03/31/04   6/30/03
               --------              ----------           -------------     ------------  ----------- -------   --------   -------
CBD OFFICE PROPERTIES:
----------------------
180 North LaSalle Street             Chicago, IL              1972/1999        767,177      618,861    80.7%      78.4%     77.6%
208 South LaSalle Street             Chicago, IL              1914/1956        865,145      758,239    87.6%      88.1%     90.7%
IBM Plaza                            Chicago, IL                 1971        1,364,811    1,214,845    89.0%      89.0%     89.4%
                                                                            ----------   ----------    ----       -----     -----
  TOTAL CBD OFFICE PROPERTIES                                                2,997,133    2,591,945    86.5%      86.0%     86.8%
                                                                            ==========   ==========    ====       ====      =====
SUBURBAN OFFICE PROPERTIES:
---------------------------
7100 Madison                         Willowbrook, IL             1998           50,157       50,157   100.0%     100.0%    100.0%
Atrium Building                      Naperville, IL              1979           65,329       57,305    87.7%      87.7%     87.4%
Brush Hill Office Court              Westmont, IL                1986          109,975      108,845    99.0%      99.0%     97.9%
Continental Towers                   Rolling Meadows, IL    1977/1979/1981     925,887      804,076    86.8%      71.9%     77.3%
Enterprise Office Center II          Westchester, IL          1998/1999         62,619       54,270    86.7%      86.7%     86.7%
Jorie Plaza                          Oak Brook, IL            1961/1992        191,666      191,666   100.0%     100.0%     97.3%
Narco River Business Center          Calumet City, IL            1981           64,929       50,834    78.3%      82.1%     81.1%
Narco Tower Road                     Schaumburg, IL              1992           50,400       50,400   100.0%     100.0%    100.0%
Olympian Office Center               Lisle, IL                   1989          165,574      153,943    93.0%      93.1%     90.8%
                                                                            ----------   ----------    ----       -----     -----
  Total Suburban Office Properties                                           1,686,536    1,521,496    90.2%      82.2%     84.5%
                                                                            ==========   ===========   ====     =====       =====

TOTAL OFFICE PROPERTIES                                                      4,683,669    4,113,441    87.8%      84.7%     86.0%
                                                                            ==========   ===========   ====     =====       =====
INDUSTRIAL PROPERTIES:
----------------------
1051 Kirk Road                       Batavia, IL                 1990          120,004      120,004   100.0%     100.0%    100.0%
11039 Gage                           Franklin Park, IL        1965/1993         21,935       21,935   100.0%     100.0%    100.0%

                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                PROPERTY SUMMARY AS OF JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OCCUPIED
                                                            YEAR BUILT/     NET RENTABLE  SQUARE FEET ----------------------------
               PROPERTY              CITY/STATE             RENOVATED       SQUARE FEET   OCCUPIED    6/30/04   03/31/04   6/30/03
               --------              ----------           -------------     ------------  ----------- -------   --------   -------
INDUSTRIAL PROPERTIES (CONTINUED):
----------------------------------
11045 Gage                           Franklin Park, IL        1970/1992        136,600      136,600   100.0%     100.0%    100.0%
1401 South Jefferson Street          Chicago, IL              1965/1985         17,265            -     0.0%       0.0%    100.0%
1455 Sequoia Drive                   Aurora, IL                  2000          257,600      161,000    62.5%      62.5%     62.5%
1543 Abbott Drive                    Wheeling, IL                1983           43,930       43,930   100.0%     100.0%    100.0%
200 Fullerton                        Carol Stream, IL         1968/1995         66,254       66,254   100.0%     100.0%    100.0%
200 South Mitchell Court             Addison, IL                 1985          152,200      152,200   100.0%     100.0%    100.0%
342 Carol Lane                       Elmhurst, IL                1989           67,935       67,935   100.0%     100.0%    100.0%
343 Carol Lane                       Elmhurst, IL                1989           30,084       30,084   100.0%     100.0%      0.0%
350 Randy Road                       Carol Stream, IL            1974           25,200       12,600    50.0%      87.5%     87.5%
370 Carol Lane                       Elmhurst, IL             1977/1994         60,290       60,290   100.0%     100.0%    100.0%
388 Carol Lane                       Elmhurst, IL                1979           40,502       40,502   100.0%     100.0%    100.0%
4160 Madison                         Hillside, IL             1974/1994         79,532       79,532   100.0%     100.0%    100.0%
4211 Madison                         Hillside, IL             1977/1992         90,344       90,344   100.0%     100.0%    100.0%
4300 Madison                         Hillside, IL                1980          127,129      111,449    87.7%      87.7%     81.3%
550 Kehoe Boulevard                  Carol Stream, IL            1997           44,575       44,575   100.0%     100.0%    100.0%
555 Kirk Road                        St. Charles, IL             1990           62,400       62,400   100.0%     100.0%    100.0%
Arlington Heights                    Arlington Heights, IL       1978          304,506      304,506   100.0%     100.0%    100.0%
Enterprise Center II                 East Chicago, IN        1917/1991-97      169,435       28,978    17.1%      17.1%     17.1%
Enterprise Center III                East Chicago, IN        1917/1991-97      291,550      154,275    52.9%      52.9%     52.9%
Enterprise Center IV                 East Chicago, IN        1917/1991-97       87,484       85,800    98.1%      98.1%     98.1%
Enterprise Center V                  Hammond, IN              1920-1952        196,475      196,475   100.0%     100.0%    100.0%
Enterprise Center VI                 Hammond, IN              1920-1952        250,266      248,255    99.2%      99.2%     99.2%
Enterprise Center VII                Chicago, IL             1916/1991-96      462,670      462,670   100.0%     100.0%    100.0%
Enterprise Center VIII               Chicago, IL             1916/1991-96      242,199            -     0.0%       0.0%     33.8%

                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                PROPERTY SUMMARY AS OF JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OCCUPIED
                                                            YEAR BUILT/     NET RENTABLE  SQUARE FEET ----------------------------
               PROPERTY              CITY/STATE             RENOVATED       SQUARE FEET   OCCUPIED    6/30/04   03/31/04   6/30/03
               --------              ----------           -------------     ------------  ----------- -------   --------   -------
INDUSTRIAL PROPERTIES (CONTINUED):
----------------------------------
Enterprise Center IX                 Chicago, IL             1916/1991-96      162,682      107,469    66.1%      66.1%     66.1%
Enterprise Center X                  Chicago, IL             1916/1991-96      172,775      142,413    82.4%      82.4%     98.2%
East Chicago Enterprise Center       East Chicago, IN        1917/1991-97       14,070            -     0.0%       0.0%    100.0%
Hammond Enterprise Center            Hammond, IN              1920-1952         76,821       64,774    84.3%      84.3%     92.2%
                                                                            ----------   ----------   ------     ------    ------
  Total Industrial Properties                                                3,874,712    3,097,249    79.9%      80.2%     79.9%
                                                                            ==========   ==========   ======     ======    ======

TOTAL WHOLLY OWNED PROPERTIES                                                8,558,381    7,210,690    84.3%      82.6%     83.2%
                                                                             =========   ==========   ======     ======    ======
JOINT VENTURE PROPERTIES:
-------------------------
Bank One Center                      Chicago, IL                 2003        1,502,348    1,080,719    71.9%      68.5%     66.6%
77 West Wacker Drive                 Chicago, IL                 1992          944,556      873,313    92.5%      92.2%     91.9%
Thistle Landing                      Phoenix, AZ                 2000          385,274      282,006    73.2%      73.2%     67.1%
                                                                            ----------   ----------   ------     ------    ------
TOTAL JOINT VENTURE PROPERTIES                                               2,832,178    2,236,038    79.0%      77.1%     75.1%
                                                                            ==========   ==========   ======     ======    ======

TOTAL PORTFOLIO                                                             11,390,559    9,446,728    82.9%      81.2%     81.2%
                                                                            ==========   ==========   ======     ======    ======


                         PRIME GROUP REALTY TRUST
                            SECOND QUARTER 2004

                   ANNUALIZED BASE RENT BY PROPERTY TYPE
----------------------------------------------------------------------------


                   PROPERTY TYPE                               BASE RENT(1)
                   -------------                               ----------
Office                                                        $ 64,939,000
Industrial                                                      11,689,000
                                                              ------------
TOTAL                                                         $ 76,628,000
                                                              ============

Joint Venture Office                                          $ 56,721,000
                                                              ============

(1)  Excludes straight-line rent and lease termination income.
     Includes properties held for sale.


                                                     PRIME GROUP REALTY TRUST
                                                        SECOND QUARTER 2004

                                TENANT IMPROVEMENTS, LEASING COMMISSIONS, AND CAPITAL EXPENDITURES
---------------------------------------------------------------------------------------------------------------------------------
                                                                            THREE MONTHS ENDED JUNE 30, 2004
                                                          -----------------------------------------------------------------------
                                                             TENANT              LEASING           CAPITAL
                                                          IMPROVEMENTS         COMMISSIONS        EXPENDITURES           TOTAL
                                                          ------------         -----------        -----------         -----------
Office Properties                                          $1,582,000          $  986,000          $1,486,000          $4,054,000
Industrial Properties                                            --                15,000             476,000             491,000
                                                          ------------        -----------          ----------          ----------
TOTAL                                                      $1,582,000          $1,001,000          $1,962,000          $4,545,000
                                                          ===========         ===========          ==========          ==========

Joint Venture Office Properties(1)                         $3,006,000          $  167,000          $1,360,000          $4,533,000
                                                          ===========         ===========          ==========          ==========

                                                                             SIX MONTHS ENDED JUNE 30, 2004
                                                          ------------------------------------------------------------------------
                                                             TENANT            LEASING             CAPITAL
                                                          IMPROVEMENTS       COMMISSIONS         EXPENDITURES            TOTAL
                                                          ------------       -------------        -----------         -----------
Office Properties                                         $ 6,746,000         $ 1,218,000         $ 2,289,000         $10,253,000
Industrial Properties                                            --                18,000             520,000             538,000
                                                          -----------         -----------          ----------          ----------
TOTAL                                                     $ 6,746,000         $ 1,236,000         $ 2,809,000         $10,791,000
                                                          ===========         ===========          ==========          ==========

Joint Venture Office Properties(1)                        $ 9,154,000         $ 2,461,000         $ 2,621,000         $14,236,000
                                                          ===========         ===========          ==========          ==========


(1) Includes expenditures for Bank One Center that were funded by the senior financing.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                             GAAP RECONCILIATION OF OPERATING INCOME TO SAME-STORE NET OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------
                                                                        THREE MONTHS ENDED JUNE 30, 2004
                                                          ----------------------------------------------------------
                                                              SAME               CORPORATE/
                                                              STORE               OPERATING
                                                            PROPERTIES            PARTNERSHIP               TOTAL
                                                          ------------           -------------          ------------
OPERATING INCOME                                          $  8,973,000           $ (3,106,000)          $  5,867,000
  Less: Properties not Held in Both Periods                     (3,000)                  --                   (3,000)
                                                          ------------           ------------           ------------
SAME-STORE OPERATING INCOME                                  8,970,000             (3,106,000)             5,864,000

LESS:
-----
  Lease Termination Fees                                        (9,000)                  --                   (9,000)
  Services Company Revenues                                       --                 (865,000)              (865,000)
  Real Estate Taxes                                               --                   87,000                 87,000
  Depreciation and Amortization                              5,108,000                376,000              5,484,000
  General and Administrative                                      --                2,739,000              2,739,000
  Services Company Operations                                     --                  769,000                769,000
  Strategic Alternatives Costs                                    --                     --                     --
  Straight-Line Rent Adjustment                               (213,000)                  --                 (213,000)
                                                          ------------           ------------           ------------

SAME-STORE NET OPERATING INCOME (1)                       $ 13,856,000           $       --             $ 13,856,000
                                                          ============           ============           ============




                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                             GAAP RECONCILIATION OF OPERATING INCOME TO SAME-STORE NET OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------
                                                                        THREE MONTHS ENDED JUNE 30, 2003
                                                          ----------------------------------------------------------
                                                              SAME               CORPORATE/
                                                              STORE               OPERATING
                                                            PROPERTIES            PARTNERSHIP               TOTAL
                                                          ------------           -------------          ------------

OPERATING INCOME                                          $ 13,599,000           $ (3,657,000)          $  9,942,000
  Less: Properties not Held in Both Periods                 (4,260,000)                  --               (4,260,000)
                                                          ------------           ------------           ------------
SAME-STORE OPERATING INCOME                                  9,339,000             (3,657,000)             5,682,000

LESS:
-----
  Lease Termination Fees                                       (28,000)                  --                  (28,000)
  Services Company Revenues                                       --                 (556,000)              (556,000)
  Real Estate Taxes                                               --                  148,000                148,000
  Depreciation and Amortization                              5,168,000                412,000              5,580,000
  General and Administrative                                      --                2,626,000              2,626,000
  Services Company Operations                                     --                  607,000                607,000
  Strategic Alternatives Costs                                    --                  420,000                420,000
  Straight-Line Rent Adjustment                               (411,000)                  --                 (411,000)
                                                          ------------           ------------           ------------
SAME-STORE NET OPERATING INCOME(1)                        $ 14,068,000           $       --             $ 14,068,000
                                                          ============           ===========            ============

PERCENTAGE INCREASE/(DECREASE):
--------------------------------
Same-Store Operating Income                                       -4.0%
Same-Store Net Operating Income                                   -1.5%


                            PRIME GROUP REALTY TRUST
                               SECOND QUARTER 2004

   GAAP RECONCILIATION OF OPERATING INCOME TO SAME-STORE NET OPERATING INCOME
--------------------------------------------------------------------------------




(1) Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the Company excluded lease termination fee income, depreciation and amortization, and the effects of straight-line rent. The Company believes the exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties.



                                                 PRIME GROUP REALTY TRUST
                                                    SECOND QUARTER 2004

                                        LEASING ACTIVITY DURING SECOND QUARTER 2004
--------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL
                                                                                   WHOLLY          JOINT
                                                                                    OWNED          VENTURE          TOTAL
                                                    OFFICE        INDUSTRIAL      PROPERTIES       OFFICE        PORTFOLIO
                                                  ----------      ---------       ----------      ---------       ---------
3/31/04 Square Feet Occupied                       3,967,508      3,106,699        7,074,207      2,178,658       9,252,865
3/31/04 Percent Occupied                                84.7%          80.2%            82.6%          77.1%           81.2%
----------------------------------------------------------------------------------------------------------------------------
Number of New Leases Commencing                           10              -               10              1              11
Square Feet of New Leases Commencing                 160,440              -          160,440         55,074         215,514
----------------------------------------------------------------------------------------------------------------------------
Number of Expansions Commencing                            5              -                5              1               6
Square Feet of Expansions Commencing                  12,475              -           12,475          6,729          19,204
----------------------------------------------------------------------------------------------------------------------------
Number of Move Outs                                       13              1               14              1              15
Square Feet of Move Outs                              25,339          9,450           34,789          4,423          39,212
----------------------------------------------------------------------------------------------------------------------------
Number of Lease Terminations                               1              -                1              -               1
Square Feet of Lease Terminations                      1,643              -            1,643              -           1,643
----------------------------------------------------------------------------------------------------------------------------

6/30/04 Square Feet Occupied                       4,113,441      3,097,249        7,210,690      2,236,038       9,446,728
6/30/04 Net Rentable Square Feet                   4,683,669      3,874,712        8,558,381      2,832,178      11,390,559
6/30/04 Percent Occupied                                87.8%          79.9%            84.3%          79.0%           82.9%

                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                     LEASING ACTIVITY DURING THE SIX MONTHS ENDED JUNE 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                      WHOLLY           JOINT
                                                                                       OWNED          VENTURE           TOTAL
                                                      OFFICE(1)       INDUSTRIAL     PROPERTIES       OFFICE         PORTFOLIO
                                                   -------------      ---------      -----------      ---------       ----------
12/31/03 Square Feet Occupied                          3,975,546      3,154,122       7,129,668      2,094,722        9,224,390
12/31/03 Percent Occupied                                  84.9%          81.4%           83.3%          75.4%            81.4%
--------------------------------------------------------------------------------------------------------------------------------
Number of New Leases Commencing                               14              -              14              4               18
Square Feet of New Leases Commencing                     178,092              -         178,092        127,832          305,924
--------------------------------------------------------------------------------------------------------------------------------
Number of Expansions Commencing                                9              -               9              2               11
Square Feet of Expansions Commencing                      19,669              -          19,669         72,485           92,154
--------------------------------------------------------------------------------------------------------------------------------
Number of Move Outs                                           21              3              24              4               28
Square Feet of Move Outs                                  58,223         56,873         115,096         36,381          151,477
--------------------------------------------------------------------------------------------------------------------------------
Number of Lease Terminations                                   1              -               1              1                2
Square Feet of Lease Terminations                          1,643              -           1,643         22,620           24,263
--------------------------------------------------------------------------------------------------------------------------------
6/30/04 Square Feet Occupied                           4,113,441      3,097,249       7,210,690      2,236,038        9,446,728
6/30/04 Net Rentable Square Feet                       4,683,669      3,874,712       8,558,381      2,832,178       11,390,559
6/30/04 Percent Occupied                                    87.8%          79.9%           84.3%          79.0%            82.9%


(1) Office excludes 33 West Monroe Street, a property that we sold in April 2004.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                             TENANT RETENTION DURING SECOND QUARTER 2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL
                                                                                              WHOLLY       JOINT
                                                         CBD       SUBURBAN                    OWNED      VENTURE      TOTAL
                                                       OFFICE       OFFICE     INDUSTRIAL   PROPERTIES     OFFICE    PORTFOLIO
                                                    -----------   ----------   -----------  -----------  ---------  -----------
Number of Renewals(1)                                          8            1            -             9          1           10
Number of Extensions(1)                                        -            2            1             3          -            3
---------------------------------------------------------------------------------------------------------------------------------
Square Feet up for Renewal(2)                             44,885       11,157       11,730        67,772      4,423       72,195

Square Feet of Leases Renewed                             26,513        1,474            -        27,987      4,423       32,410
Square Feet of Leases Extended                                -        2,716        2,280         4,996          -        4,996
Total Retained                                            26,513        4,190        2,280        32,983      4,423       37,406
Percent Retained                                            59.1%        37.6%        19.4%         48.7%     100.0%        51.8%
---------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Including Straight-Line Rent(3)     $23.88      $ 18.31       $ 3.76       $ 21.78    $ 45.39      $ 24.57
New Gross Rental Rate Including Straight-Line Rent(3)     $22.01      $ 18.64       $ 3.82       $ 20.32    $ 45.82      $ 23.34
Percent Change in Gross Rental Rate                         -7.8%         1.8%         1.6%         -6.7%       0.9%        -5.0%
---------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Excluding Straight-Line Rent(4)     $24.55      $ 19.18       $ 3.76       $ 22.43    $ 44.86      $ 25.08
New Gross Rental Rate Excluding Straight-Line Rent(4)     $22.92      $ 19.00       $ 3.82       $ 21.10    $ 43.86      $ 23.79
Percent Change in Gross Rental Rate                         -6.6%        -0.9%         1.6%         -5.9%      -2.2%        -5.1%



(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations.
(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                     TENANT RETENTION DURING THE SIX MONTHS ENDED JUNE 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL
                                                                                                WHOLLY       JOINT
                                                           CBD       SUBURBAN                    OWNED      VENTURE      TOTAL
                                                         OFFICE       OFFICE     INDUSTRIAL   PROPERTIES     OFFICE    PORTFOLIO
                                                     -----------    ----------   ----------   ----------   ---------   ----------
Number of Renewals(1)                                         16            1            1            18          1          19
Number of Extensions(1)                                        3            6            1            10          -          10
----------------------------------------------------------------------------------------------------------------------------------
Square Feet up for Renewal(2)                             74,250       75,982       82,337       232,569     40,804     273,373

Square Feet of Leases Renewed                             43,509        1,474       23,184        68,167      4,423      72,590
Square Feet of Leases Extended                             3,856       43,170        2,280        49,306          -      49,306
Total Retained                                            47,365       44,644       25,464       117,473      4,423     121,896
Percent Retained                                            63.8%        58.8%        30.9%         50.5%      10.8%       44.6%
----------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Including Straight-Line Rent(3)     $23.94      $ 24.57       $ 6.37       $ 20.37    $ 45.39      $21.28
New Gross Rental Rate Including Straight-Line Rent(3)     $22.10      $ 23.28       $ 6.38       $ 19.14    $ 45.82      $20.11
Percent Change in Gross Rental Rate                         -7.7%        -5.3%         0.1%         -6.0%       0.9%       -5.5%
----------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Excluding Straight-Line Rent(4)     $24.59      $ 25.20       $ 6.37       $ 20.87    $ 44.86      $21.74
New Gross Rental Rate Excluding Straight-Line Rent(4)     $22.51      $ 25.66       $ 6.38       $ 20.21    $ 43.86      $21.07
Percent Change in Gross Rental Rate                         -8.5%         1.8%         0.1%         -3.2%      -2.2%       -3.1%


(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations.
(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.

                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                  OFFICE LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF
                      NET RENTABLE            NET RENTABLE                                PERCENT OF            ANNUAL BASE
      YEAR             SQUARE FEET            SQUARE FEET         ANNUAL BASE            ANNUAL BASE             RENT PER
    OF LEASE           SUBJECT TO             SUBJECT TO             RENT OF               RENT OF            SQUARE FOOT OF
   EXPIRATION       EXPIRING LEASES(1)        EXPIRING LEASES    EXPIRING LEASES       EXPIRING LEASES        EXPIRING LEASES
----------------   -----------------         ----------------   ----------------      ----------------      ----------------
      2004(2)           259,510                   6.3%           $ 3,529,336                   4.9%               $ 13.60
      2005              674,641                  16.3%             9,438,228                  13.0%                 13.99
      2006              683,134                  16.5%             9,113,008                  12.6%                 13.34
      2007              411,306                   9.9%             7,987,563                  11.0%                 19.42
      2008              438,157                  10.6%             6,787,052                   9.4%                 15.49
      2009              250,929                   6.1%             5,128,989                   7.1%                 20.44
      2010              455,514                  11.0%            12,427,813                  17.2%                 27.28
      2011              231,941                   5.6%             4,272,353                   5.9%                 18.42
      2012              229,253                   5.5%             4,089,874                   5.6%                 17.84
      2013              161,964                   3.9%             2,751,768                   3.8%                 16.99
   Thereafter           337,921                   8.2%             6,920,622                   9.6%                 20.48
                      ---------                 ------          ------------                 ------               -------
TOTAL                 4,134,270                 100.0%          $ 72,446,606                 100.0%               $ 17.52
                      =========                 ======          ============                 ======               =======

(1)  Excludes month-to-month leases and leases at joint venture properties.
(2)  Expiring leases commencing July 1, 2004.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                INDUSTRIAL LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------


                                               PERCENT OF
                      NET RENTABLE            NET RENTABLE                                  PERCENT OF            ANNUAL BASE
      YEAR             SQUARE FEET             SQUARE FEET           ANNUAL BASE           ANNUAL BASE             RENT PER
    OF LEASE           SUBJECT TO              SUBJECT TO              RENT OF               RENT OF            SQUARE FOOT OF
   EXPIRATION       EXPIRING LEASES(1)       EXPIRING LEASES       EXPIRING LEASES       EXPIRING LEASES        EXPIRING LEASES
----------------   ---------------------     ---------------     ----------------       ---------------        ---------------
      2004 (2)           446,450                 13.5%           $  1,648,936                  12.1%                $ 3.69
      2005               440,106                 13.3%              1,866,651                  13.6%                  4.24
      2006               482,843                 14.5%              2,230,239                  16.3%                  4.62
      2007                18,005                  0.5%                 57,616                   0.4%                  3.20
      2008               261,138                  7.9%              1,188,746                   8.7%                  4.55
      2009                77,325                  2.3%                256,738                   1.9%                  3.32
      2010               354,269                 10.7%              1,353,298                   9.9%                  3.82
      2011               196,766                  5.9%              1,194,882                   8.7%                  6.07
      2012                     -                  0.0%                      -                   0.0%                     -
      2013               345,390                 10.4%              1,375,917                  10.1%                  3.98
   Thereafter            696,249                 21.0%              2,503,297                  18.3%                  3.60
                       ---------                -----            -----------                  -----                 ------
TOTAL                  3,318,541                100.0%           $ 13,676,320                 100.0%                $ 4.12
                       =========                =====            ============                 =====                 ======

(1)  Excludes month-to-month leases.
(2)  Expiring leases commencing July 1, 2004.



                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                JOINT VENTURE OFFICE LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF
                      NET RENTABLE           NET RENTABLE                                 PERCENT OF
      YEAR             SQUARE FEET            SQUARE FEET           ANNUAL BASE           ANNUAL BASE           ANNUAL BASE
    OF LEASE           SUBJECT TO             SUBJECT TO              RENT OF               RENT OF             RENT PSF OF
   EXPIRATION       EXPIRING LEASES(1)      EXPIRING LEASES       EXPIRING LEASES       EXPIRING LEASES       EXPIRING LEASES
---------------    -----------------        ----------------      ---------------       ----------------      ---------------
      2004 (2)                    -                 0.0%         $          -                  0.0%               $     -
      2005                   16,151                 0.8%              211,255                  0.4%                 13.08
      2006                   23,273                 1.2%              586,816                  1.1%                 25.21
      2007                  368,981                18.4%           10,523,338                 19.8%                 28.52
      2008                   28,039                 1.4%              783,780                  1.5%                 27.95
   Thereafter             1,566,997                78.2%           40,947,422                 77.2%                 26.13
                          ---------               -----          ------------                -----                -------
TOTAL                     2,003,441               100.0%         $ 53,052,611                100.0%               $ 26.48
                          =========               =====          ============                =====                =======

(1)  Excludes month-to-month leases.
(2)  Expiring leases commencing July 1, 2004.


                                                      PRIME GROUP REALTY TRUST
                                                         SECOND QUARTER 2004

                                                LARGEST TENANTS BY ANNUAL GROSS RENT
---------------------------------------------------------------------------------------------------------------------------------
                                 OFFICE(1)                                                          INDUSTRIAL
-----------------------------------------------------------------   -------------------------------------------------------------
                                                     PERCENT OF                                                       PERCENT OF
                                  ANNUALIZED           TOTAL                                           ANNUALIZED       TOTAL
                                 YEAR TO DATE         OFFICE                                          YEAR TO DATE    INDUSTRIAL
                TENANT           GROSS RENT(2)       GROSS RENT          TENANT                       GROSS RENT(2)   GROSS RENT
                ------          -------------       ------------         ------                       -------------   ----------
Jenner & Block                   $ 13,474,800           12.0%        Gerdau Ameristeel Perth Amboy    $ 1,916,162         10.8%
IBM Corporation                     9,249,994            8.3%        Dynamic Manufacturing Co.          1,385,542          7.8%
ST Holdings Inc(3)                  6,660,994            5.9%        A.M. Castle & Co.                  1,118,762          6.3%
ABN AMRO                            5,655,992            5.0%        Semblex Corporation                  967,992          5.5%
Accenture                           5,413,934            4.8%        BWD Automotives                      794,116          4.5%
Fifth Third Bank                    2,703,012            2.4%        Amurol Confections                   777,520          4.4%
Aon Consulting                      2,678,174            2.4%        AIM, LLC                             687,712          3.9%
Central Parking                     2,355,680            2.1%        Berlin Packaging Corporation         573,402          3.2%
Ameritech Information Systems       1,880,790            1.7%        Plunkett Furniture                   554,704          3.1%
CEDA                                1,319,402            1.2%        A.M. International                   490,544          2.8%
                                -------------           -----                                         -----------         -----
TOTAL                           $  51,392,772           45.8%        TOTAL                            $ 9,266,456         52.3%
                                =============           ====                                          ===========         =====

(1) Excludes joint venture properties.
(2) Annual Gross Rent excludes straight-line rent.
(3) Lease is guaranteed by Sears, Roebuck and Co.


                                        PRIME GROUP REALTY TRUST
                                           SECOND QUARTER 2004

                 PORTFOLIO BY NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM (NAICS) CODE
----------------------------------------------------------------------------------------------------------
                                                                           PERCENT OF       PERCENT OF
   NAICS                                                                   TOTAL BASE      TOTAL SQUARE
   CODE                           CLASSIFICATION                             RENT(1)           FEET(1)
   -----                          --------------                          ------------    ---------------
    54      Professional, Scientific, and Technical Services                      35.6%             21.8%
    31      Manufacturing                                                         21.2%             41.8%
    52      Finance and Insurance                                                 14.8%             12.1%
    53      Real Estate and Rental and Leasing                                     6.0%              2.7%
    51      Information                                                            6.9%              5.0%
    62      Healthcare and Social Assistance                                       3.9%              2.9%
    44      Retail Trade                                                           2.8%              1.9%
    55      Management of Companies and Enterprises                                2.6%              1.4%
            Other                                                                  6.2%             10.4%
                                                                                 ------            ------
                                                                                 100.0%            100.0%
                                                                                 ======            ======


(1) Excludes joint venture properties.


                                                                  PRIME GROUP REALTY TRUST
                                                                     SECOND QUARTER 2004

                                                               BOARD OF TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------


BOARD OF TRUSTEES                                                      OFFICERS
------------------------------------------------------------------     -----------------------------------------------------------
DOUGLAS CROCKER II                                                     JEFFREY A. PATTERSON
Chairman of the Board of Trustees, Prime Group Realty Trust            President and Chief Executive Officer
Principal, DC Partners LLC
                                                                       STEVEN R. BARON
RAY H. D'ARDENNE                                                       Executive Vice President, CBD Office Leasing
Managing Partner, Westfield Capital Partners
                                                                       DONALD F. FALOON
JACQUE M. DUCHARME                                                     Executive Vice President, Development
Vice Chairman Western Region and Director, Julien J. Studley, Inc.
                                                                       RICHARD M. FITZPATRICK
DANIEL A. LUPIANI                                                      Executive Vice President, Chief Financial Officer
President, Lupiani & Associates, LLC
                                                                       JAMES F. HOFFMAN
STEPHEN J. NARDI                                                       Executive Vice President, General Counsel and Secretary
Trustee
                                                                       JOHN F. BUCHELERES
CHRISTOPHER J. NASSETTA                                                Senior Vice President, CBD Office Leasing
President and Chief Executive Officer, Host Marriott Corporation
                                                                       PAUL G. DEL VECCHIO
                                                                       Senior Vice President, Capital Markets

                                                                       ROY P. RENDINO
                                                                       Senior Vice President, Finance and Chief Accounting Officer

                                                                       CHRISTOPHER J. SULTZ
                                                                       Senior Vice President, Industrial Division

                                       26